UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2012

Date of reporting period: January 31, 2012

Item 1.	Reports to Stockholders.

THE ADVISORS' INNER CIRCLE FUND II

CHAMPLAIN MID CAP FUND

CHAMPLAIN SMALL COMPANY FUND

SEMI-ANNUAL REPORT

01.31.12

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS JANUARY 31, 2012 (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the Commission’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

Dear Shareholders,

Please find below the recent and long-term performance for The Advisor shares of both the Champlain Small Company Fund and the Champlain Mid Cap Fund.

Performance for the periods ending January 31, 2012

				Since Fund’s Inception**
	6 months	1-year	5-year	Cumulative	Annualized
Champlain Mid Cap Fund	1.18%	6.70%	n/a	27.79%	7.08%
Russell Mid Cap	0.25%	2.25%	n/a	16.57%	4.37%
Champlain Small Company Fund	3.02%	8.02%	6.59%	80.08%	8.55%
Russell 2000	0.22%	2.86%	1.19%	37.45%	4.53%

** Champlain Mid Cap Fund inception date: 06.30.08

    Champlain Small Company Fund inception date: 11.30.04

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

Although an agreement for a second bailout of Greece has apparently been reached, we doubt that investors have heard the last of Europe’s sovereign debt crisis. We could still be in the early innings of this saga as austerity measures and the escalating compounding of interest on sovereign debt are likely to prove problematic for some countries. We had thought Europe might have been getting its ducks in a row so it could let Greece fail and then concentrate its resources on a fire break around Portugal, Italy, and Spain. Now we wonder how Europe’s policy makers will stop other heavily indebted European Union countries from demanding a haircut similar to Greece’s. At some point, one or more of these countries may notice Iceland’s economic recovery and want to follow that example of walking away from debt. In the meantime, ample liquidity from the European Central Bank (ECB) and the Federal Reserve has eliminated the risk of a tail-event such as Lehman’s bankruptcy – at least for the time being. By making low cost three-year loans available to European Banks, the ECB has engineered a profitable carry trade which has led to a rally in European sovereign debt. With austerity programs causing debt/GDP ratios to rise still higher for Portugal, Italy, and Spain; and Brent crude oil prices breaking out to a new record high in Euros, the economic outlook for Europe is not very encouraging. Although the economic data from the U.S. has recently appeared to be somewhat stronger than expected, exaggerated seasonal adjustments may have had much to do with the apparent improvement in the economic data. Given the close correlation between Europe’s economy and the U.S. economy, we have become somewhat cautious now that stocks have smartly climbed a wall of worry for the past four months and left equity investors complacent if not overly bullish. We sense a lot of unknowable risks surrounding our

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current and unprecedented circumstances remain present and equity valuations offer much less of a margin of safety than last fall. To be sure, liquidity driven markets can be risky as liquidity has been known to be a coward, fleeing when trouble emerges.

More importantly though, our long-term concerns surrounding the unintended consequences of the developed world’s central banks offering so much free money for so long grow more serious. History strongly suggests that fiat currencies have a finite lifespan. Indeed, the increase in yields for France’s bonds in recent months only reinforces our longer term concerns that bond investors may one day also balk at buying the sovereign debt of either one of the U.K., Japan, Germany or perhaps even the U.S. Japan’s high debt level relative to its GDP leaves that country particularly vulnerable to higher interest rates, and our dependence on foreign demand to help absorb the growing supply of U.S. Treasuries also may leave us vulnerable. As well, the continued hubris demonstrated by the U. S. policy makers’ brinkmanship and reluctance to deal forthrightly with our fiscal deficit is discouraging (see “The Spenders Won 2011” editorial in the Dec 31, 2011 – Jan 1, 2012 WSJ Weekend Edition). While weak economic conditions might warrant lower yields on intermediate to long-term U.S. Treasury bonds, we are mindful that bond vigilantes may one day start to price in higher default risk related to unabated deficit spending and/or currency risk related to printing money (aka quantitative easing). If we compromise the confidence of too many U.S. Treasury bond buyers, interest costs as a percentage of tax revenues could become unwieldy. We hope it doesn’t take a catastrophic increase in yields on U.S. Treasury bonds to force the political will for fiscal reform, but the odds for this troubling outcome only grow as time and opportunities are squandered.

Technology

As a result of our process’ sector factor to minimize obsolescence risk, both funds continue to emphasize software over hardware. Although an earnings miss by Oracle brought the entire software industry under significant selling pressure in mid December, we remain enthusiastic about the long-term growth prospects for many of the disruptive Software-as-a-Service (SaaS) companies, particularly those executing a “freemium” business model and/or those providing tools and applications that drive meaningful productivity gains. Much of the established client server ecosystem may be highly vulnerable to cloud based competition. Indeed, we used the Oracle induced selloff to start a new position in Red Hat for the Mid Cap Fund. Red Hat is the dominant provider of Linux-based software solutions, and management/security applications. Red Hat is enjoying rapid growth as a result of the demand from enterprises creating virtualized and cloud-based computing environments using the lower cost Linux-based software platform. We also added to some of our other software holdings in both funds that were hard hit by the Oracle news. We are particularly enthusiastic about the outlook for

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

Concur Technologies, a provider of travel and expense management software solutions which we own in both funds, as we believe the company has turned the corner on investing internally for growth, and is now poised to reap accelerating returns on its recent capital investments.

Industrials and Materials

In the Small Company Fund, we recently added back a small position in Robbins & Myers. Concerns that pressure pumping activity in North American oil and gas plays is slowing down caused a sharp pullback in the shares. Gardner Denver, a former holding of the Small Company Fund, also pulled back sharply in December because of weakness in European operations and concerns over Gardner Denver’s exposure to the energy patch. We used the pullback to start a position in the Mid Cap Fund. Within a few years, we anticipate Gardner Denver will be seen and valued as a successful industrial “portfolio manager” similar to Ametek, IDEX, Dover Corp., and Roper Industries. We like the intermodal business as it benefits directly from railroads taking market share from truckers due to their cost advantage in moving most types of freight. Thus, when the intermodal provider Hub Group sold off during late summer-early fall of last year, we established a new position for the Small Company Fund. It was a bit sad to see Norm Johnson, the Chairman and CEO of long-term holding CLARCOR, give his last presentation at the Baird Industrial Conference in Chicago this November prior to turning over the CEO role at the end of 2011. We much admire what he accomplished during his tenure at CLARCOR and are grateful for the wealth he created for our shareholders.

Energy

Even as global economic growth forecasts have been coming down, the bid for oil has remained relatively firm as global inventories remain low despite OPEC producing near its current capacity. Iran’s ambition to develop nuclear weapons and gain influence in the Middle East is further evident in the country’s provocative talk, clandestine military aid to Shia Muslim proxies in other countries, and naval exercises in the Strait of Hormuz. At the same time, Iraq’s potential role as a large exporter of crude oil may be at risk as internal sectarian friction escalates following the withdrawal of American troops in December of last year. What an interesting time it is shaping up to be for the oil market and the global economy since nearly every consuming nation would like to see lower oil prices, but nearly every producing nation wants oil to stay near current prices or go higher to balance their growing budgets. We not only question whether Saudi Arabia has the spare capacity to bring down oil prices, we question how willing they are to help Western economies recover by lowering oil prices given their growing budgetary pressures and internal security threats. With the Chinese central bank starting to ease and incentives for auto purchases likely to be renewed in China, we remain comfortable with our modest nominal overweight of this sector.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

Following Statoil’s recent takeover of Bakken producer Brigham Exploration (owned in both Funds) at a meaningful premium to our cost basis, we started small positions in Kodiak Oil & Gas (Small Company Fund), another Bakken producer, and Concho Resources (Mid Cap Fund), a Permian Basin focused oil producer. Concho has long-lived reserves weighted toward oil and solid management. Following sharp price moves higher that brought their shares close to our Fair Value estimates, we recently eliminated our small position in Kodiak and trimmed Concho. Both Funds own other Bakken-focused producers including Oasis, Northern Oil and Gas, Whiting Petroleum, and Continental Resources. After a sizeable earnings miss related to manufacturing/supply issues produced a sharp price decline in October of last year; we started a position for the Small Company Fund in Lufkin Industries, a producer of artificial lift equipment used to enhance oil recovery from wells.

Consumer

Last year’s decline in gasoline prices following the end of Gaddafi’s regime in Libya produced a meaningful short-term shot in the arm of the American consumer, yet a number of challenges to sustainable spending remain. The recent help from the sharp decline in the savings rate is not sustainable. Although the worst of the housing mess might be behind us, home prices remain soft in most parts of the country. Wage growth is stagnant, and unemployment remains stubbornly high in part because high paying manufacturing jobs have disappeared because of automation and greater foreign competition. Meanwhile, many states continue to cut spending, employment, and benefits. Last year, both real disposable personal income and household net worth declined. Historically, this combination has been a roadblock for economic growth. Our cautious view of the consumer also is informed by the fact that baby boomers in general remain ill-prepared for retirement. Furthermore, as a result of central bank liquidity and threats from Iran; oil prices have climbed well above $100 per barrel for domestic oil and predictions for $4-$5/gallon gasoline this summer are growing. In fact, the price of gasoline this January set a record for that month.

Consistent with our historical bias, we continue to emphasize companies with strong brand franchises in food, beverage, personal care, and household products. Despite the consumer’s spending spree over the past several decades that resulted from the run up in consumer debt, these types of companies (staples) have historically outperformed consumer discretionary companies over the long-term on a total return basis (including dividends). Going forward, we also see them better positioned to capture the faster growth found in some overseas economies. For valuation reasons, we eliminated Brown-Forman (the maker of Jack Daniels bourbon) from the Mid Cap Fund. In the Small Company Fund, we started a new position in Spectrum Brands Holdings. Spectrum sells insecticides and other garden chemicals under the Spectracide and Cutter brands; batteries under the Rayovac and Varta brands; Remington

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

shavers; Black and Decker home appliances; Farberware kitchen ware; George Foreman Grills; and pet products for fish, cats, and dogs.

Financials

The Property and Casualty (P&C) insurance industry recently recorded a couple of monthly y/y increases for premiums. This hasn’t happened for many years. With P&C stock valuations still near historically low levels, we remain encouraged about our overweight of this industry as well as our exposure to the P&C insurance brokers. Catastrophes have continued to chew up capital and central bank interest rate policies are making it harder to replenish reserves with investment income. Thus, we expect P&C insurance premiums to continue to rise. We eliminated HCC Insurance Holdings because of growing concern related to their exposure to D&O insurance for the financial sector. We started a position for both funds in Endurance Specialty Holdings, a specialty insurer/reinsurer that is one of only several large writers of crop insurance. In both funds, we have continued to add selectively to banks. We were encouraged recently to see a leading bank-focused brokerage firm affirm our thesis that selected community banks are poised to grow as a result of the increased regulatory and capital burdens faced by larger banks. The disruption caused in part by asset sales and tighter capital constraints has caused talented employees, clients, and customers to defect to smaller banks that offer better opportunity and more personal service to clients. Some common threads for our bank holdings include homogenized cultures due to a lack of large acquisitions, lengthy management tenure, solid credit quality, and above-average levels of fee income. Shortly before the company announced a 25% increase in the dividend, we also established a new position for both funds in the money manager Waddell & Reed Financial, a former Small Company Fund holding.

Health Care

In the middle of December, Fujifilm announced it was making an all cash offer for SonoSite at a nice premium to our Fair Value estimate. Additionally, after two private equity groups announced their decision to acquire the Mid Cap Fund holding Pharmaceutical Product Development, we sold the position prior to the deal closing. We also recently sold Mid Cap Fund holdings Allergan and Intuitive Surgical as both stocks traded at our Fair Value estimates. Amid growing fears of cuts to the National Institutes of Health budget, and a cautious outlook issued by the company, we re-established a position for the Mid Cap Fund in former holding Illumina after the share price had declined substantially from its recent peak and our prior exit price. Subsequently, we sold the Illumina following Roche’s bid for the company when the shares traded to a substantial premium to Roche’s offer price. Roche’s continued interest in expanding its leading position in personalized or gene-based medicine leaves us encouraged given the number of companies we own in both funds that are deeply

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

involved with gene-based diagnostic tests and research. We still anticipate that the increased productivity (e.g. faster, more accurate tests) from gene-based tests will deliver overall cost savings for the health care system. Because of buyouts and valuation induced sales over the past two years, both funds have recently had the lowest absolute and relative weightings in this sector in recent memory. However, we remain poised to exploit any meaningful valuation discounts that warrant adding to our holdings in this sector.

Final Thoughts

While clearly helpful to asset prices (particularly risky assets) and the economy in the short-term, the record expansion of central bank balance sheets and cheap money is unlikely to resolve the long-term economic malaise created by the inefficient allocation of resources caused by the debt buildup and policy emphasis on home ownership over the past several decades. Indeed, some thoughtful people have argued that quantitative easing (printing money) and cheap money have helped perpetuate an inefficient allocation of resources. Others argue the stress on pensions, life insurers, and savers induced by the Federal Reserve’s near zero interest rate policy also may be doing the economy more harm than good. We found a recent WSJ editorial that discussed the common ground between the Tea Party and the Occupiers interesting – the editors pointed out that both groups essentially want to see the close link between government and businesses (particularly banking) brought to an end. Both groups see that link as corrupt. We sense the country could be on the verge of important fundamental change with respect to the influence big business has in Washington, D.C.

Most stocks have rallied meaningfully during the past four months, with the more cyclical and higher beta stocks outperforming. Given the uncertainty and risks discussed above, we do not share the “risk on” enthusiasm for the shares of low quality and highly cyclical shares. In fact, we suspect many of them are overvalued. Indeed, these types of companies may struggle and look even more overvalued should the cost of money increase. Although we are always trying to avoid the riskiest and most cyclical business models, our instincts tell us to be particularly vigilant now with respect to shedding holdings with weak fundamentals or valuation risk - especially given the meaningful decline in recent trading volumes. We continue to look for opportunities to improve the quality of our holdings so that we can minimize the potential for any permanent loss of capital should the economic environment and equity market become more challenging. As much as the backdrop argues for caution, we still believe that claims on the future cash flows from high quality stocks (reliable/consistent, high-return, and well-capitalized companies that enjoy some barriers to entry) continue to look reasonably attractive, particularly when compared to U.S. Treasury bonds and low quality/low return/highly cyclical stocks. Indeed, long-duration claims on consistent or reliable cash flow streams that will keep pace with inflation because of pricing power (e.g. selected high quality equities) may be one of the better investments investors can make to preserve and grow their

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

capital in this era of central bank largesse. Both of your funds continue to own broadly diversified portfolios of high quality stocks that trade at a discount to our idea of their Fair or Intrinsic Value. Both of your funds also own many of the country’s best positioned and best managed small and mid cap companies. And we remain grateful for the privilege to be stewards of the capital you have invested in these funds.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Holdings are subject to change. Current and future holdings are subject to risk.

DEFINITION OF THE COMPARATIVE INDICES

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND JANUARY 31, 2012 (Unaudited)

TOP TEN COMMON STOCK HOLDINGS*
Willis Group Holdings	2.47%
Dover	2.40%
Verisk Analytics, Cl A	2.39%
Gen-Probe	2.38%
Whiting Petroleum	2.38%
Allied World Assurance Company Holdings	2.19%
Denbury Resources	2.14%
Life Technologies	2.14%
Northern Trust	2.13%
Clorox	2.09%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND JANUARY 31, 2012 (Unaudited)

TOP TEN COMMON STOCK HOLDINGS*
Allied World Assurance Company Holdings	2.11%
Sensient Technologies	2.02%
UMB Financial	1.96%
Concur Technologies	1.80%
Lancaster Colony	1.77%
Flowers Foods	1.74%
John Wiley & Sons, Cl A	1.73%
IDEX	1.73%
Ruddick	1.72%
TreeHouse Foods	1.69%

*Percentages are based on total investments. Cash equivalents investments are not shown in the top ten chart.

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND JANUARY 31, 2012 (Unaudited)

SECTOR WEIGHTINGS†:

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.1%
	Shares	Value
CONSUMER DISCRETIONARY — 5.0%
Apollo Group, Cl A*	67,000	$3,511,470
DeVry	90,000	3,398,400
John Wiley & Sons, Cl A	111,000	5,038,290
Tupperware Brands	88,000	5,529,920

		17,478,080

CONSUMER STAPLES — 13.9%
Avon Products	270,000	4,797,900
Church & Dwight	66,000	2,994,420
Clorox	107,000	7,346,620
Energizer Holdings*	93,000	7,172,160
Flowers Foods	200,000	3,870,000
H.J. Heinz	113,000	5,859,050
Kellogg	113,000	5,595,760
Molson Coors Brewing, Cl B	137,000	5,875,930
Ralcorp Holdings*	58,000	5,072,100

		48,583,940

ENERGY — 10.3%
Concho Resources*	17,000	1,813,220
Continental Resources*	53,000	4,276,040
Denbury Resources*	399,000	7,525,140
Newfield Exploration*	46,000	1,739,260
Pioneer Natural Resources	44,000	4,369,200
Superior Energy Services*	224,000	6,386,240

The accompanying notes are an integral part of the financial statements.
10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND JANUARY 31, 2012 (Unaudited)

COMMON STOCK — continued
	Shares	Value
ENERGY — continued
Ultra Petroleum*	56,000	$1,345,680
Whiting Petroleum*	167,000	8,365,030

		35,819,810

FINANCIALS — 13.7%
Allied World Assurance Company Holdings	125,000	7,691,250
Endurance Specialty Holdings	59,000	2,206,600
First Republic Bank*	91,000	2,728,180
Morningstar	66,000	3,941,520
Northern Trust	181,000	7,459,010
SVB Financial Group*	45,000	2,611,800
T. Rowe Price Group	66,000	3,817,440
W.R. Berkley	179,000	6,134,330
Waddell & Reed Financial, Cl A	91,000	2,497,950
Willis Group Holdings	223,000	8,668,010

		47,756,090

HEALTH CARE — 15.8%
Bio-Rad Laboratories, Cl A*	49,000	4,976,440
C.R. Bard	67,000	6,198,840
Gen-Probe*	125,000	8,366,250
Laboratory Corporation of America Holdings*	67,000	6,123,130
Life Technologies*	155,000	7,506,650
Myriad Genetics*	134,000	3,170,440
Qiagen*	205,000	3,316,900
ResMed*	158,000	4,586,740
St. Jude Medical	90,000	3,753,900
West Pharmaceutical Services	89,000	3,602,720
Zimmer Holdings	58,000	3,523,500

		55,125,510

INDUSTRIALS — 15.6%
AMETEK	110,000	5,170,000
Copart*	63,000	2,963,520
Dover	133,000	8,433,530
Esterline Technologies*	72,000	4,402,800
Gardner Denver	31,000	2,312,600

The accompanying notes are an integral part of the financial statements.
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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND JANUARY 31, 2012 (Unaudited)

COMMON STOCK — concluded

	Shares	Value
INDUSTRIALS — continued
Goodrich	7,000	$873,250
IDEX	179,000	7,253,080
Landstar System	35,000	1,790,250
Pall	53,000	3,163,040
Pentair	159,000	5,854,380
Roper Industries	40,000	3,735,600
Verisk Analytics, Cl A*	209,000	8,374,630

		54,326,680

INFORMATION TECHNOLOGY — 20.7%
Altera	137,000	5,451,230
Ansys*	74,000	4,476,260
Ariba*	178,000	4,859,400
Check Point Software Technologies*	68,000	3,827,720
Citrix Systems*	67,000	4,369,070
Concur Technologies*	108,000	5,653,800
Hittite Microwave*	35,000	1,925,700
IHS, Cl A*	45,000	4,026,600
Informatica*	88,000	3,722,400
Intuit	123,000	6,942,120
Jack Henry & Associates	67,000	2,291,400
Micros Systems*	88,000	4,374,480
National Instruments	188,000	5,059,080
Qlik Technologies*	107,000	3,017,400
Red Hat*	58,000	2,689,460
Riverbed Technology*	137,000	3,279,780
Solera Holdings	135,000	6,448,950

		72,414,850

MATERIALS — 1.3%
AptarGroup	86,000	4,508,120

TOTAL COMMON STOCK
(Cost $316,035,655)		336,013,080

The accompanying notes are an integral part of the financial statements.
12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS MID CAP FUND JANUARY 31, 2012 (Unaudited)

CASH EQUIVALENTS — 4.3%**
	Shares	Value
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	7,292,647	$7,292,647
Fidelity Treasury Portfolio, Cl I, 0.010%	7,651,755	7,651,755

TOTAL CASH EQUIVALENTS
(Cost $14,944,402)		14,944,402

TOTAL INVESTMENTS — 100.4%
(Cost $330,980,057)		$350,957,482

Percentages are based on Net Assets of $349,491,307.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2012.
Cl — Class

The accompanying notes are an integral part of the financial statements.
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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND JANUARY 31, 2012 (Unaudited)

SECTOR WEIGHTINGS†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.3%

	Shares	Value
CONSUMER DISCRETIONARY — 6.6%
American Public Education*	85,000	$3,417,000
Capella Education*	110,000	4,656,300
John Wiley & Sons, Cl A	300,000	13,617,000
K12*	270,000	6,045,300
Strayer Education	39,000	4,243,200
Tupperware Brands	135,000	8,483,400
Wolverine World Wide	300,000	11,727,000

		52,189,200

CONSUMER STAPLES — 9.4%
Flowers Foods	705,000	13,641,750
Lancaster Colony	200,000	13,898,000
Ruddick	335,000	13,513,900
Smart Balance*	535,000	2,835,500
Snyders-Lance	505,000	11,609,950
Spectrum Brands Holdings*	170,000	4,921,500
TreeHouse Foods*	235,000	13,286,900

		73,707,500

ENERGY — 8.4%
Gulfport Energy*	270,000	8,874,900
Lufkin Industries	65,000	4,889,300
Northern Oil and Gas*	467,200	11,680,000
Oasis Petroleum*	270,000	9,109,800
Petroleum Development*	150,000	4,669,500

The accompanying notes are an integral part of the financial statements.
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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND JANUARY 31, 2012 (Unaudited)

COMMON STOCK — continued
	Shares	Value
ENERGY — continued
Resolute Energy*	665,000	$7,481,250
Superior Energy Services*	465,000	13,257,150
TETRA Technologies*	665,000	6,211,100

		66,173,000

FINANCIALS — 16.1%
Allied World Assurance Company Holdings	270,000	16,613,100
Amtrust Financial Services	200,000	5,186,000
Argo Group International Holdings	207,700	5,983,837
Aspen Insurance Holdings	365,000	9,694,400
Brown & Brown	335,000	7,631,300
Bryn Mawr Bank	135,000	2,714,850
Cardtronics*	335,000	8,559,250
Community Bank System	100,000	2,736,000
Endurance Specialty Holdings	210,000	7,854,000
Financial Engines*	235,000	5,628,250
Independent Bank	170,000	4,715,800
Morningstar	170,000	10,152,400
Navigators Group*	190,000	9,078,200
SVB Financial Group*	65,000	3,772,600
UMB Financial	400,000	15,432,000
Waddell & Reed Financial, Cl A	270,000	7,411,500
Washington Trust Bancorp	140,000	3,456,600

		126,620,087

HEALTH CARE — 17.1%
Bio-Rad Laboratories, Cl A*	113,600	11,537,216
Bio-Reference Laboratories*	200,000	3,870,000
Genomic Health*	200,000	5,550,000
Gen-Probe*	185,000	12,382,050
Integra LifeSciences Holdings*	335,000	9,889,200
Luminex*	335,000	6,599,500
Masimo*	270,000	5,778,000
MedAssets*	535,000	5,649,600
Medidata Solutions*	235,000	4,911,500
Myriad Genetics*	300,000	7,098,000
NuVasive*	400,000	6,200,000

The accompanying notes are an integral part of the financial statements.
15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND JANUARY 31, 2012 (Unaudited)

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — continued
Quality Systems	170,000	$6,895,200
SonoSite*	135,000	7,277,850
Techne	95,000	6,483,750
Teleflex	148,000	9,056,120
VCA Antech*	335,000	7,497,300
Volcano*	200,000	5,610,000
West Pharmaceutical Services	300,000	12,144,000

		134,429,286

INDUSTRIALS — 13.5%
ABM Industries	465,000	10,090,500
Brady, Cl A	335,000	10,843,950
CIRCOR International	100,000	3,791,000
CLARCOR	135,000	6,940,350
Copart*	135,000	6,350,400
CoStar Group*	100,000	5,667,000
EnPro Industries*	195,000	6,885,450
Esterline Technologies*	135,000	8,255,250
Hub Group, Cl A*	170,000	5,819,100
IDEX	335,000	13,574,200
Landstar System	100,000	5,115,000
Raven Industries	95,000	6,164,550
Robbins & Myers	47,400	2,301,744
TriMas*	455,000	9,859,850
UTi Worldwide	300,000	4,467,000

		106,125,344

INFORMATION TECHNOLOGY — 18.5%
Ariba*	400,000	10,920,000
Bottomline Technologies*	375,000	10,252,500
CommVault Systems*	155,000	7,285,000
comScore*	400,000	8,860,000
Concur Technologies*	270,000	14,134,500
FARO Technologies*	65,000	3,528,200
Hittite Microwave*	110,000	6,052,200
Jack Henry & Associates	270,000	9,234,000
LogMeIn*	170,000	6,771,100

The accompanying notes are an integral part of the financial statements.
16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND JANUARY 31, 2012 (Unaudited)

COMMON STOCK — concluded
	Shares	Value
INFORMATION TECHNOLOGY — continued
Measurement Specialties*	230,000	$7,475,000
National Instruments	285,000	7,669,350
NeuStar, Cl A*	200,000	7,302,000
NICE Systems ADR*	210,000	7,551,600
Qlik Technologies*	370,000	10,434,000
Silicon Graphics International*	200,000	2,728,000
SolarWinds*	270,000	8,534,700
Ultimate Software Group*	110,000	7,335,900
Wright Express*	170,000	9,302,400

		145,370,450

MATERIALS — 4.8%
AptarGroup	200,000	10,484,000
Sensient Technologies	400,000	15,848,000
Silgan Holdings	270,000	11,221,200

		37,553,200

TOTAL COMMON STOCK
(Cost $606,485,021)		742,168,067

CASH EQUIVALENTS — 5.6%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	23,815,682	23,815,682
Fidelity Treasury Portfolio, Cl I, 0.010%	20,184,613	20,184,613

TOTAL CASH EQUIVALENTS
(Cost $44,000,295)		44,000,295

TOTAL INVESTMENTS — 99.9%
(Cost $650,485,316)		$786,168,362

Percentages are based on Net Assets of $787,316,336. * Non-income producing security. ** Rate reported is the 7-day effective yield as of January 31, 2012. ADR — American Depositary Receipt Cl — Class

The accompanying notes are an integral part of the financial statements.
17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS JANUARY 31, 2012 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Champlain Mid Cap Fund	Champlain Small Company Fund
Assets:
Investments, at value (Cost $330,980,057 and $650,485,316, respectively)	$350,957,482	$786,168,362
Receivable for Capital Shares Sold	1,173,240	1,281,796
Receivable for Investment Securities Sold	—	3,540,220
Receivable Due from Adviser	6,833	—
Receivable for Dividends and Interest	157,238	291,826
Prepaid Expenses	32,340	22,774

Total Assets	352,327,133	791,304,978

Liabilities:
Payable for Investment Securities Purchased	2,230,202	2,646,793
Payable Due to Adviser	205,942	616,604
Payable for Capital Shares Redeemed	217,761	300,000
Payable Due to Distributor	53,613	161,949
Payable Due to Administrator	18,956	49,665
Chief Compliance Officer Fees Payable	1,516	3,359
Payable Due to Trustees	1,013	3,432
Other Accrued Expenses	106,823	206,840

Total Liabilities	2,835,826	3,988,642

Net Assets	$349,491,307	$787,316,336

NET ASSETS CONSISTS OF:
Paid-in Capital	$325,708,093	$634,015,756
Accumulated Net Investment Loss	(267,632)	(1,764,177)
Accumulated Net Realized Gain	4,073,421	19,381,711
Net Unrealized Appreciation on Investments	19,977,425	135,683,046

Net Assets	$349,491,307	$787,316,336

ADVISOR SHARES:
Net Assets	$311,737,089	$787,316,336
Shares Issued and Outstanding
(unlimited authorization — no par value)	27,004,720	54,481,446
Net Asset Value, Offering and Redemption Price Per Share	$11.54	$14.45

INSTITUTIONAL SHARES:
Net Assets	$37,754,218	N/A
Shares Issued and Outstanding
(unlimited authorization — no par value)	3,262,246	N/A
Net Asset Value, Offering and Redemption Price Per Share	$11.57	N/A

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.
18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS FOR THE SIX MONTHS ENDED JANUARY 31, 2012 (Unaudited)

STATEMENTS OF OPERATIONS

	Champlain Mid Cap Fund	Champlain Small Company Fund
Investment Income
Dividends	$1,352,879	$3,657,401
Interest	782	1,872

Total Investment Income	1,353,661	3,659,273

Expenses
Investment Advisory Fees	1,014,050	3,486,281
Distribution Fees	291,383	968,410
Administration Fees	94,636	289,424
Trustees’ Fees	2,145	7,123
Chief Compliance Officer Fees	1,650	4,340
Transfer Agent Fees	212,774	448,714
Registration Fees	47,754	15,380
Printing Fees	11,434	36,913
Custodian Fees	9,207	30,241
Legal Fees	5,265	19,018
Audit Fees	4,903	15,585
Insurance and Other Expenses	3,282	12,146

Total Expenses	1,698,483	5,333,575

Recovery of Investment Advisory Fees Previously Waived (see Note 5)	—	90,754
Less: Advisory Fees Waived	(76,155)	—
Fees Paid Indirectly (See Note 4)	(1,035)	(879)

Net Expenses	1,621,293	5,423,450

Net Investment Loss	(267,632)	(1,764,177)

Net Realized Gain on Investments	5,630,022	36,856,648
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,484,342	(15,345,266)

Net Realized and Unrealized Gain on Investments	10,114,364	21,511,382

Net Increase in Net Assets Resulting from Operations	$9,846,732	$19,747,205

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.
19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011
Operations:
Net Investment Loss	$(267,632)	$(357,814)
Net Realized Gain on Investments	5,630,022	7,727,623
Net Change in Unrealized Appreciation on Investments	4,484,342	8,658,553

Net Increase in Net Assets Resulting from Operations	9,846,732	16,028,362

Dividends and Distributions from:
Net Realized Gain:
Advisor Shares	(7,285,859)	(4,077,939)
Institutional Shares	(730,538)	—

Total Dividends and Distributions	(8,016,397)	(4,077,939)

Capital Share Transactions(1):
Advisor Shares:
Issued	146,047,251	153,089,733
Reinvestment of Distributions	6,616,573	3,821,961
Redeemed	(55,300,722)	(27,026,440)

Increase in Advisor Capital Share Transactions	97,363,102	129,885,254

Institutional Shares:
Issued	26,104,905	13,214,604
Reinvestment of Distributions	721,521	—
Redeemed	(2,642,349)	(141,665)

Increase in Institutional Capital Share Transactions	24,184,077	13,072,939

Net Increase in Net Assets from Capital Share Transactions	121,547,179	142,958,193

Total Increase in Net Assets	123,377,514	154,908,616

Net Assets:
Beginning of Period	226,113,793	71,205,177

End of Period (including accumulated net investment loss of $267,632 and $0, respectively)	$349,491,307	$226,113,793

(1) For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.
20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011
Operations:
Net Investment Loss	$(1,764,177)	$(2,467,328)
Net Realized Gain on Investments	36,856,648	89,890,401
Net Change in Unrealized Appreciation (Depreciation) on Investments	(15,345,266)	93,150,087

Net Increase in Net Assets Resulting from Operations	19,747,205	180,573,160

Dividends and Distributions from:
Net Realized Gain	(66,922,784)	—

Total Dividends and Distributions	(66,922,784)	—

Capital Share Transactions(1):
Issued	76,598,224	151,971,035
Reinvestment of Distributions	64,841,447	—
Redeemed	(141,307,971)	(149,508,647)

Net Increase in Net Assets from Capital Share Transactions	131,700	2,462,388

Total Increase (Decrease) in Net Assets	(47,043,879)	183,035,548

Net Assets:
Beginning of Period	834,360,215	651,324,667

End of Period (including accumulated net investment loss of $1,764,177 and $0, respectively)	$787,316,336	$834,360,215

(1) For share transactions, see Note 6 in the Notes to Financial Statements. Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.
21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

FINANCIAL HIGHLIGHTS
			Selected Per Share Data & Ratios
	For a Share Outstanding Throughout each Year or Period
	Advisor Shares
	Six Months Ended January 31, 2012 (Unaudited)		Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009	Period Ended July 31, 2008(1)
Net Asset Value, Beginning of Period	$11.78		$9.82	$8.76	$10.40	$10.00

Income from Operations:
Net Investment (Loss)(2)	(0.01)		(0.04)	(0.02)	—	—
Net Realized and Unrealized
Gain (Loss) on Investments	0.12		2.55	1.27	(1.64)	0.40

Total from Operations	0.11		2.51	1.25	1.64	0.40

Dividends and Distributions from:
Net Investment Income	—		—	—	— *	—
Net Realized Gains	(0.35)		(0.55)	(0.19)	—	—
Return of Capital	—		—	—	— *	—

Total Dividends and Distributions	(0.35)		(0.55)	(0.19)	— *	—

Net Asset Value, End of Period	$11.54		$11.78	$9.82	$8.76	$10.40

Total Return†	1.18%		26.06%	14.31%	(15.73)%	4.00%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$311,737		$213,204	$71,205	$44,142	$1,726
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.30	%**	1.30%	1.30%	1.30%	1.30	%**
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.30	%**	1.30%	1.30%	1.30%	1.30	%**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.36	%**	1.39%	1.37%	1.59%	5.10	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.23	)%**	(0.33)%	(0.21)%	0.01%	0.05	%**
Portfolio Turnover Rate	26	%***	33%	63%	55%	0	%***

†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Commenced operations on June 30, 2008.
(2)	Per share net investment loss calculated using average shares.
*	Amount represents less than $0.01.
**	Annualized.
***	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.
22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout each Year or Period Institutional Shares
	Six Months Ended January 31, 2012 (Unaudited)		Period Ended July 31, 2011(1)
Net Asset Value, Beginning of Period	$11.79		$11.08

Income from Operations:
Net Investment (Loss)(2)	—		(0.01)
Net Realized and Unrealized Gain on Investments	0.13		0.72

Total from Operations	0.13		0.71

Dividends and Distributions from:
Net Realized Gains	(0.35)		—

Total Dividends and Distributions	(0.35)		—

Net Asset Value, End of Period	$11.57		$11.79

Total Return†	1.34%		6.41%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$37,754		$12,910
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.05	%*	1.05	%*
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.05	%*	1.05	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.11	%*	1.19	%*
Ratio of Net Investment Loss to Average Net Assets	(0.03	)%*	(0.08	)%*
Portfolio Turnover Rate	26	%**	33	%**‡

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Portfolio Turnover is for the Fund for the fiscal year ended July 31, 2011.
(1)	Commenced operations on January 3, 2011.
(2)	Per share net investment loss calculated using average shares.
*	Annualized.
**	Not Annualized
Amounts designated as “—” are either $0 or round to $0

The accompanying notes are an integral part of the financial statements.
23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
For a Share Outstanding Throughout each Year or Period
					Advisor Shares
	Six Months Ended January 31, 2012 (Unaudited)		Year Ended July 31, 2011		Year Ended July 31, 2010	Year Ended July 31, 2009	Year Ended July 31, 2008	Year Ended July 31, 2007
Net Asset Value, Beginning of Period	$15.35		$12.02		$10.58	$12.86	$13.29	$11.11

Income (Loss) from Operations:
Net Investment Loss(1)	(0.03)		(0.05)		(0.04)	(0.03)	(0.04)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.40		3.38		1.48	(2.00)	0.47	2.43

Total from Operations	0.37		3.33		1.44	(2.03)	0.43	2.39

Dividends and Distributions from:
Net Investment Income	—		—		—	—	—	—
Net Realized Gains	(1.27)		—		—	(0.25)	(0.86)	(0.21)
Return of Capital	—		—		—	— *	—	—

Total Dividends and Distributions	(1.27)		—		—	(0.25)	(0.86)	(0.21)

Net Asset Value, End of Period	$14.45		$15.35		$12.02	$10.58	$12.86	$13.29

Total Return†	3.02%		27.70%		13.61%‡	(15.47)%‡	3.24%‡	21.69%‡

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$787,316		$834,360		$651,325	$559,011	$453,522	$243,122
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, recovered fees excluding fees paid indirectly)	1.40	%**,(2)	1.40	%(2)	1.40%	1.40%	1.41%	1.41%
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, recovered fees and fees paid indirectly)	1.40	%**,(2)	1.40	%(2)	1.40%	1.40%	1.40%	1.40%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements, recovered fees and fees paid indirectly)	1.38	%**	1.38%		1.42%	1.45%	1.42%	1.49%
Ratio of Net Investment Loss to Average Net Assets	(0.46	)%**	(0.31)%		(0.34)%	(0.33)%	(0.35)%	(0.33)%
Portfolio Turnover Rate	19	%***	38%		42%	48%	65%	69%

†	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share net investment loss calculated using average shares.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Amount represents less that $0.01.
**	Annualized.
***	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.
24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS JANUARY 31, 2012

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty–three funds. The financial statements herein are those of the Champlain Mid Cap Fund and Small Company Fund (the “Funds”). The investment objective of the Funds is capital appreciation. The Funds are diversified funds, and invest primarily (at least 80% of their net assets) in common stocks of medium-sized companies with market capitalization of less than $15 billion and small companies with market capitalization of less than $2.5 billion, respectively. The financial statements of the remaining funds are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares and the Champlain Mid Cap Fund also offers Institutional Shares, which commenced operations on January 3, 2011.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS JANUARY 31, 2012

trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2012, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

— Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

— Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

— Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of January 31, 2012, all of the Mid Cap and Small Cap Funds’ investments were considered level 1, in accordance with ASC-820.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the six months ended January 31, 2012,

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS JANUARY 31, 2012

there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and nonclass specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS JANUARY 31, 2012

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3.	TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.10% on the first $250 million of the Funds’ average daily net assets;
0.08% on the next $250 million of the Funds’ average daily net assets; and
0.06% on the Funds’ average daily net assets over $500 million.

The Funds are subject to a minimum annual administration fee of $200,000. There is also a minimum annual administration fee of $15,000 per additional class.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the six months ended January 31, 2012, the Mid Cap Fund earned credits of $1,035, and the Small Company Fund earned credits of $879, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statement of Operations.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS JANUARY 31, 2012

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% and 0.90% of the Mid Cap Fund and Small Company Fund’s average daily net assets, respectively. The Adviser has contractually agreed to limit the total expenses of the Mid Cap Fund –Advisor Shares, Mid Cap Fund - Institutional Shares and Small Company Fund – Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30%, 1.05% and 1.40% of the Funds’ respective average daily net assets. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. The Adviser intends to continue its voluntary expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. During the six months ended January 31, 2012, the Adviser recaptured $90,754 of prior expense limitation reimbursements for the Small Company Fund. At January 31, 2012, the remaining amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses for the Mid Cap Fund and Small Company Fund was $257,015 and $267,326, respectively.

6. SHARE TRANSACTIONS:
Champlain Mid Cap Fund	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011

Share Transactions:
Advisor Shares
Issued	13,278,283	12,815,637
Reinvestment of Distributions	627,163	350,317
Redeemed	(5,005,130)	(2,312,200)

Net Advisor Shares Capital Share Transactions	8,900,316	10,853,754

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS JANUARY 31, 2012

Champlain Mid Cap Fund	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011*
Share Transactions:
Institutional Shares
Issued	2,334,029	1,106,409
Reinvestment of Distributions	68,197	—
Redeemed	(234,765)	(11,624)

Net Institutional Shares Capital Share Transactions	2,167,461	1,094,785

Net Increase in Shares Outstanding from Share Transactions	11,067,777	11,948,539

* Institutional Shares commenced operations on January 3, 2011.

Champlain Small Company Fund	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011
Share Transactions:
Advisor Shares
Issued	5,380,041	10,502,303
Reinvestment of Distributions	4,813,767	—
Redeemed	(10,050,717)	(10,330,732)

Net Increase in Shares Outstanding from Share Transactions	143,091	171,571

7. INVESTMENT TRANSACTIONS:

For the six months ended January 31, 2012, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:
	Purchases	Sales
Champlain Mid Cap Fund	$180,367,024	$64,900,952
Champlain Small Company Fund	147,161,284	224,945,876

There were no purchases or sales of long-term U.S. Government securities for either fund.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS JANUARY 31, 2012

Permanent book and tax differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

The tax character of dividends and distributions declared for the Mid Cap Fund during the years ended July 31, 2011 and July 31, 2010 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2011	$1,650,420	$2,427,519	$ —	$4,077,939
2010	1,080,209	813	—	1,081,022

There were no dividends or distributions declared for the Small Company Fund during the years ended July 31, 2011 and July 31, 2010.

As of July 31, 2011, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Mid Cap Fund	Small Company Fund
Undistributed Ordinary Income	$3,663,169	$—
Undistributed Long-Term Capital Gain	2,937,700	54,923,312
Unrealized Appreciation	15,352,010	145,552,847

Total Distributable Earnings	$21,952,879	$200,476,159

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future net capital gains. During the year ended July 31, 2011, the Small Company Fund utilized $33,063,988 of capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at January 31, 2012 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Mid Cap Fund	$330,980,057	$31,815,958	$(11,838,533)	$19,977,425
Small Company Fund	650,485,316	157,853,975	(22,170,929)	135,683,046

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS JANUARY 31, 2012

9. OTHER:

At January 31, 2012, 37% of the total shares outstanding of Mid Cap Fund Advisor Shares were held by two shareholders, 96% of the total shares outstanding of Mid Cap Fund Institutional Shares were held by two shareholders and 53% of the total shares outstanding of Small Company Fund were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of several individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. LINE OF CREDIT

Each of the Funds entered into agreements which enable them to participate in lines of credit with the Custodian. The Champlain Mid Cap Fund participates in a $20 million uncommitted, senior secured line of credit and the Champlain Small Company Fund participates in a $39 million uncommitted, senior secured line of credit, which have maturity dates of February 18, 2013. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. As of January 31, 2012, there were no borrowings outstanding and during the six months ended January 31, 2012, neither fund used their lines of credit.

11. ACCOUNTING PRONOUNCEMENT:

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS JANUARY 31, 2012

for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

12. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on August 9-10, 2011, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. The representative provided an overview of the Adviser, including its history, assets under management, personnel, ownership structure, representative client list, approach to risk management, best execution, use of soft dollars and business plan. The representative also reviewed each Fund’s portfolio composition with respect to industry allocation and top ten holdings. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

BOARD CONSIDERATIONS IN RE-APPROVING

THE ADVISORY AGREEMENT (Unaudited) (continued)

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

INVESTMENT PERFORMANCE OF THE FUNDS.

The Board was provided with information regarding each Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding each Fund’s performance since its inception. The Board also compared each Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the Adviser’s representative provided information regarding and led a discussion of factors impacting the performance of each Fund, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. With respect to the Champlain Small Company Fund, the Board noted that the Fund had generally outperformed its benchmark index over various periods of time. With respect to the Champlain Mid Cap Fund, the Board noted that although the Fund underperformed its benchmark over various periods of time, the Fund’s recent performance as well as its performance since inception was generally favorable to that of its respective benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

BOARD CONSIDERATIONS IN RE-APPROVING

THE ADVISORY AGREEMENT (Unaudited) (continued)

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE.

In concluding that the advisory fee payable by each Fund was reasonable, the Trustees reviewed a report of the fees paid by the Funds to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and noted that the each Fund’s total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fees were the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the Funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

— ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

— HYPOTHETICAL 5% RETURN. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 08/01/11	Ending Account Value 01/31/12	Annualized Expense Ratios	Expenses Paid During Period
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$1,011.80	1.30%	$6.59*
Institutional	$1,000.00	$1,013.40	1.05%	$5.33*
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.70	1.30%	$6.61*
Institutional	$1,000.00	$1,019.91	1.05%	$5.35*
Champlain Small Company Fund
Actual Fund Return	$1,000.00	$1,030.20	1.40%	$7.16*
Hypothetical 5% Return	$1,000.00	$1,018.15	1.40%	$7.12*

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 183/365 (to reflect one-half year period).

38	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds
P.O. Box 219009 Kansas City, MO 64121-9009 866-773-3238

Adviser:
Champlain Investment Partners, LLC 180 Battery Street Burlington, VT 05401

Distributor:
SEI Investments Distribution Co. Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP 1111 Pennsylvania Ave., N.W. Washington, DC 20004

Independent Registered Public Accounting Firm:
Ernst & Young LLP Two Commerce Square 2001 Market Street, Suite 4000 Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-SA-001-0800

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments.

Scheduled of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s./ Michael Beattie
Michael Beattie, President

Date: April 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s./ Michael Beattie
Michael Beattie, President

Date: April 5, 2012

By (Signature and Title)	/s./Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: April 5, 2012